UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 31, 2005

                             PARLEX CORPORATION
           (Exact name of registrant as specified in its charter)

         Massachusetts                  0-12942             04-2464749
         -------------                  -------             ----------
(State or other jurisdiction of      (Commission          (IRS Employer
         incorporation)              File Number)      Identification No.)

ONE PARLEX PLACE, METHUEN, MA                                  01844
-----------------------------                                  -----
(Address of principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code (978) 685-4341.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      Parlex Corporation has entered into amendments, dated as of September 1, 2005, to the employment agreements with each of its Chief Executive Officer, Peter J. Murphy, and its Chief Financial Officer, Jonathan R. Kosheff (collectively, the "Amendments"). The Amendments extend the terms of each officer's employment agreement with Parlex, which were previously due to expire in accordance with their terms on August 31, 2005. Pursuant to the Amendments, each officer's employment agreement will now terminate on August 31, 2006.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c)   The following Exhibits are filed as part of this report:

            10.1 Second Amendment to Employment Agreement, dated as of September 1, 2005, by and between Parlex Corporation and Peter J. Murphy.

            10.2 Second Amendment to Employment Agreement, dated as of September 1, 2005, by and between Parlex Corporation and Jonathan R. Kosheff.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)


                                       By:    /s/ Jonathan R. Kosheff
                                              -----------------------
Date: September 1, 2005                Name:  Jonathan R. Kosheff
                                       Title: Chief Financial Officer


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